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                                                                   Exhibit 1

                      [FORM OF CERTIFICATE OF COMMON STOCK]

                             [FRONT OF CERTIFICATE]

                     [LOGO OF METROPOLITAN FINANCIAL CORP.]

                          METROPOLITAN FINANCIAL CORP.

                Incorporated Under the Laws of the State of Ohio

                                  COMMON STOCK
                                WITHOUT PAR VALUE

CUSIP NO.

This certifies that



is the owner of

shares of Common Stock fully paid and non-assessable of Metropolitan Financial Corp. (the "Corporation") transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of the duly authorized officers of the Corporation.

Dated:

[Facsimile of Secretary]                      [Facsimile of President]
------------------------                      ------------------------
Secretary                                     President

Countersigned and Registered at Cincinnati, Ohio
FIFTH THIRD BANK, Transfer Agent and Register

By:
   ------------------------------------
   Authorized Signature



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                              [BACK OF CERTIFICATE]

As required by Ohio law, the Corporation will mail to the record holder of this Certificate, without charge, within five (5) days after receipt of written request therefor, addressed to the Secretary of the Corporation at its principal place of business, a copy of the express terms of the shares represented by this Certificate and of all other classes and series of shares which the Corporation is authorized to issue.

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
         UNIF GIFT MIN ACT - _________ Custodian ____________
                             (Cust)               (Minor)
                             under Uniform Gifts to Minors Act
                             Act_____________________________
                                          (State)

         Additional abbreviations may also be used though not in the above list.

For value received, _________________________________________ hereby sells, assigns and transfers unto (please insert Social Security Number or other identifying number of assignee)(please print or typewrite name and address of assignee)
         -----------------------------------------------------------------------
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______of the shares represented by the within certificate and does hereby irrevocably constitute and appoint______________________________________________
_____________________________________________________attorney to transfer the said shares on the books of the within-named corporation with full power of substitution in the premises.

Dated               ,
      --------------  ----
                                            ------------------------------------
                                            Notice: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of the
                                            certificate in every particular,
                                            without alteration or enlargement,
                                            or any change whatever.



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SIGNATURE GUARANTEED:

----------------------------------------------------
The signature should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to SEC Rule 17Ad-15.